                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to sec. 240.14a-11(e) or sec. 240.14a-12

                                (ENDOCARE, INC.)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                (ENDOCARE, INC.)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
          Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------

                                 ENDOCARE, INC.
                                  7 STUDEBAKER
                            IRVINE, CALIFORNIA 92618

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 27, 1997

                            ------------------------

TO THE STOCKHOLDERS OF ENDOCARE, INC.:

     The 1997 Annual Meeting of Stockholders (the "1997 Annual Meeting") of ENDOcare, Inc. (the "Company" or "ENDOcare") will be held at 11:00 a.m., Pacific Time, on Thursday, March 27, 1997 at 7 Studebaker, Irvine, California 92618, for the following purposes:

          1. To elect three Directors of the Company to serve during the ensuing year and until their successors are elected and qualified.

          2. To approve an amendment and restatement of the 1995 Stock Plan which principal changes are to increase the number of shares reserved for issuance thereunder and to comply with Section 162(m) of the Internal Revenue Code (which imposes a $1 million compensation deduction limitation).

          3. To approve an amendment and restatement of the 1995 Director Option Plan which principal changes are to increase the number of shares reserved for issuance upon exercise of options granted thereunder and to change the vesting of options granted thereunder.

          4. To approve the adoption of the Employee Stock Purchase Plan.

          5. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

          6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only the stockholders of record at the close of business on March 3, 1997 will be entitled to notice of and to vote at the 1997 Annual Meeting or any adjournment or postponement thereof.

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1996 is being mailed with this Notice but is not to be considered part of the proxy soliciting material.

                                          By Order of the Board of Directors

                                          CHRISTINE CONCEPCION
                                          Secretary
March 6, 1997
Irvine, California

     YOU ARE URGED TO VOTE UPON THE MATTERS PRESENTED AND TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. PROXIES ARE REVOCABLE AT ANY TIME AND THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.

                            ------------------------

     REQUESTS FOR ADDITIONAL COPIES OF PROXY MATERIALS SHOULD BE ADDRESSED TO CHRISTINE CONCEPCION, CORPORATE SECRETARY, AT THE OFFICES OF THE COMPANY, 7 STUDEBAKER, IRVINE, CALIFORNIA 92618.

                                 ENDOCARE, INC.
                                  7 STUDEBAKER
                            IRVINE, CALIFORNIA 92618

                            ------------------------

                                PROXY STATEMENT
                      1997 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 27, 1997

                            ------------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of ENDOcare, Inc., a Delaware corporation (the "Company"), for use at the 1997 Annual Meeting of Stockholders (the "1997 Annual Meeting") to be held on Thursday, March 27, 1997 at 11:00 a.m., Pacific Time at 7 Studebaker, Irvine, California 92618, and any adjournment or postponement thereof. This Proxy Statement and the form of proxy to be utilized at the 1997 Annual Meeting were mailed or delivered to the stockholders of the Company on or about March 6, 1997.

MATTERS TO BE CONSIDERED

     The 1997 Annual Meeting has been called to (1) elect three Directors of the Company to serve during the ensuing year and until their successors are elected and qualified, (2) approve an amendment and restatement of the 1995 Stock Plan which principal changes are to increase the number of shares reserved for issuance thereunder and to comply with Section 162(m) of the Internal Revenue Code, (3) approve an amendment and restatement of the 1995 Director Option Plan which principal changes are to increase the number of shares reserved for issuance upon the exercise of options granted thereunder and to change the vesting of options granted thereunder, (4) approve the adoption of the Employee Stock Purchase Plan, (5) ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1997 ("fiscal 1997") and (6) transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

RECORD DATE AND VOTING

     The Board has fixed the close of business on March 3, 1997 as the record date (the "Record Date") for the determination of stockholders entitled to vote at the 1997 Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were outstanding 8,195,853 shares of the Company's common stock (the "Common Stock").

QUORUM AND VOTING REQUIREMENTS

     The holders of record of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the 1997 Annual Meeting. As to all matters, each stockholder is entitled to one vote for each share of Common Stock held. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Director nominees who receive the greatest number of votes at the 1997 Annual Meeting will be elected to the Board of the Company. Stockholders are not entitled to cumulate votes. Votes against a candidate and votes withheld have no legal effect. In matters other than the election of Directors, abstentions are counted as votes against in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     All proxies which are properly completed, signed and returned prior to the 1997 Annual Meeting will be voted. Any proxy given by a stockholder may be revoked at any time before it is exercised, by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy bearing a later date or by the stockholder attending the 1997 Annual Meeting and expressing a desire to vote his or her shares in person.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of ENDOcare common stock owned as of February 1, 1997 by (i) the holders of more than 5% of the ENDOcare common stock, (ii) each director of the Company, (iii) each of ENDOcare's Named Executive Officers, and (iv) all directors and executive officers of the Company as a group.

                                                                AMOUNT AND NATURE
  TITLE OF                    NAME AND ADDRESS                    OF BENEFICIAL
    CLASS                  OF BENEFICIAL OWNER(1)                 OWNERSHIP(2)      PERCENT OF CLASS
-------------  -----------------------------------------------  -----------------   ----------------
Common Stock   The Kaufman Fund                                     1,066,000             13.0%
               140 E. 45th Street
               New York, NY 10017
               Peter F. Bernardoni(3)                                 634,500              7.7%
               Technology Funding
               2000 Alameda de las Pulgas
               San Mateo, CA 94402
               Paul W. Mikus(6)                                       166,667(4)           2.0%
               David J. Battles(6)                                     44,416(5)              *
               Ralph L. Quigley(6)                                         --                 *
               Kevin Marinelli                                          2,500(4)              *
               113 Cottage Lane
               Aliso Viejo, CA 92656
               All executive officers and directors as a group        848,083              9.9%
               (5 persons)

---------------

 *  Less than 1%.

(1) All such shares were held of record with sole voting and investment power, subject to applicable community property laws, by the named individual and/or by his wife, except as indicated in the following footnotes.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally includes voting or investment power with respect to securities. Shares of common stock relating to options currently exercisable or exercisable within 60 days of February 1, 1997, are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(3) Includes 632,000 shares held by Technology Funding Partners III, L.P., Technology Funding Venture Partners IV, an Aggressive Growth Fund, L.P., Technology Funding Venture Partners V, an Aggressive Growth Fund, L.P., and Technology Funding Medical Partners I, L.P. (collectively, the "Funds"). Mr. Bernardoni is an officer of Technology Funding Inc., and a partner of Technology Funding Ltd., each a general partner of the Funds. Mr. Bernardoni has sole voting and shared investment power with respect to all shares owned by the Funds, and therefore may be deemed to be beneficial owner of such shares. Also includes 2,500 shares issuable with respect to exercise of options.

(4) Represents shares issuable with respect to the exercise of options.

(5) Represents 35,416 shares issuable with respect to the exercise of options.

(6) The address of such persons is 18 Technology Drive, Suite 134, Irvine, California 92618.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     Three Directors are to be elected at the 1997 Annual Meeting to serve until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified. In the absence of instructions to the contrary, proxies covering shares of Common Stock will be voted in favor of the election of the persons listed below. In the event that any nominee for election as Director should become unavailable to serve, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Company. Management has no present knowledge that any of the persons named will be unavailable to serve.

     No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a Director or nominee. None of the nominees has any family relationship to any other nominee or to any executive officer of the Company.

INFORMATION CONCERNING INCUMBENT DIRECTORS AND NOMINEES TO BOARD OF DIRECTORS.

     Information is set forth below concerning the incumbent Directors, all of whom are also nominees for election as Directors, and the year in which each incumbent Director was first elected as a Director of the Company. Each nominee has furnished the information as to his or her beneficial ownership of Common Stock as of February 1, 1997 and, if not employed by the Company, the nominee's principal occupation. Each nominee has consented to being named in this Proxy Statement as a nominee for Director and has agreed to serve as a Director if elected. Ages are shown as of February 12, 1997.

                                                                                   DIRECTOR
             NAME            AGE             POSITION WITH THE COMPANY              SINCE
    -----------------------  ---   ----------------------------------------------  --------
    Paul W. Mikus..........  31    President, Chief Executive Officer, Chief        1995
                                   Financial Officer, Treasurer, Chairman of the
                                   Board and Director
    Peter F. Bernardoni+*..  37    Director                                         1995
    Kevin Marinelli+*......  32    Director                                         1995

---------------

* Member of the Compensation Committee.

+ Member of the Audit Committee.

     Paul W. Mikus has served as Chief Executive Officer, Chairman and Director since November 1995. Prior to that time, he was President of ENDOcare as a division of Medstone from June 1995. Prior to becoming President of ENDOcare, he managed worldwide sales and marketing for Prosurg, Inc. From July 1989 to September 1994 he worked for Medstone as manager of engineering where he was a co-founder of ENDOcare. Mr. Mikus holds a BS degree in Electrical Engineering.

     Peter F. Bernardoni has served as a Director since November 1995. Mr. Bernardoni has been a vice president of Technology Funding Inc. since 1991 and a partner in Technology Funding Ltd. since 1994. He serves on the board of directors of Urogen, Corp. He has an MS in Mechanical Engineering from Stanford University.

     Kevin Marinelli has served as a Director since November 1995. From 1991 to present Mr. Marinelli has been the Chief Financial Officer of BKM, a privately-held office furnishings and services company. He is a Certified Management Accountant and has a BS in Accountancy.

COMMITTEES

     The standing committees of the Board are the Audit Committee (the "Audit Committee") and the Compensation Committee (the "Compensation Committee"). The Audit Committee, which presently consists of Messrs. Marinelli and Bernardoni, did not meet during the fiscal year ended December 31, 1996 ("fiscal 1996"). The Compensation Committee, which presently consists of Messrs. Marinelli and Bernardoni, met two times during fiscal 1996.

     The Board of Directors established the Audit Committee on October 31, 1995 to: (i) make recommendations concerning the engagement of independent public accountants; (ii) review with the independent public accountants the plans for, and scope of, the audit procedures to be utilized and results of the audit;
(iii) approve the professional services provided by the independent public accountants; (iv) review the independence of the independent public accountants; and (v) review the adequacy and effectiveness of the Company's internal accounting controls.

     The Board of Directors established the Compensation Committee on October 31, 1995, which presently consists of Mr. Peter F. Bernardoni and Mr. Kevin Marinelli, neither of whom are employees of the Company. The Compensation Committee determines the compensation of the Company's executive officers and administers the 1995 Stock Plan and the 1995 Director Option Plan.

MEETINGS AND REMUNERATION

     During fiscal 1996, the Board held nine meetings and took various actions by written consent. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of meetings held by the Board during fiscal 1996 and (ii) the total number of meetings held by all committees of the Board during that period within which he was a Director or member of such committee of the Board.

     Each Director is elected to hold office until the next annual meeting of stockholders and until his respective successor is elected and qualified. The Company does not compensate its directors for their services as such. However, directors are reimbursed for their out of pocket expenses in attending Board meetings, and each of the Company's non-employee directors participates in the 1995 Director Option Plan.

     In 1995, ENDOcare adopted the ENDOcare, Inc. 1995 Director Option Plan (the "Director Plan") covering 100,000 shares of Common Stock. The Director Plan provides that each non-employee director (each, an "Outside Director") is automatically granted an option to purchase 10,000 shares of Common Stock upon his or her initial election or appointment as an Outside Director. Subsequently, each Outside Director who has served for at least six months will be granted an additional option to purchase 5,000 shares of Common Stock on January 1 of each year so long as he or she remains an Outside Director.

             EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS

     Set forth in the table below are the names, ages (as of February 12, 1997) and current offices held by all executive officers of the Company.

                                                                               EXECUTIVE OFFICER
             NAME           AGE            POSITION WITH THE COMPANY                 SINCE
    ----------------------  ---   -------------------------------------------  -----------------
    Paul W. Mikus.........  31    President, Chief Executive Officer, Chief           1995
                                  Financial Officer, Treasurer, Chairman of
                                  the Board and Director
    David J. Battles......  39    Vice President, Sales                               1996
    Ralph L. Quigley......  53    Vice President, Operations                          1996

     Executive officers of the Company are elected by and serve at the discretion of the Board. None of the executive officers has any family relationship to any nominee for Director or to any other executive officer of the Company. Set forth below is a brief description of the business experience for the previous five years of all executive officers except Mr. Mikus. See "Information Concerning Incumbent Directors and Nominees to Board of Directors."

     David J. Battles has served as Vice President, Sales for ENDOcare since January 1996. Prior to that, from January 1995 to January 1996, he managed an independent medical sales and distribution company, Aslan International. From 1993 to January 1995 he was the Managing Director of International Sales for Medstone and ENDOcare. From 1990 to 1992 he worked as the Sales Manager, Asia Pacific for Marquest Medical Products. Previously, he held a variety of sales and management positions at Abbott Laboratories and Coast Medical Corporation. He has a BS degree in Business Management from California Polytechnic State University.

     Ralph L. Quigley has served as Vice President, Operations since May 1996. Prior to joining ENDOcare, Mr. Quigley served as Director and Division General Manager at Everett-Charles Test Equipment Company from 1982 to 1988. From 1991 to 1993, Mr. Quigley was Vice President, Operations at L.H. Research, Inc., a power supply manufacturer, where he was responsible for both domestic and international operations with facilities in Malaysia and the Dominican Republic. From 1993 to 1996, Mr. Quigley served as Director of Operations for Workstation Technologies, a digital video equipment manufacturer.

COMPENSATION

     The following table sets forth all compensation awarded to, earned by or paid to the Chief Executive Officer and the other most highly compensated executive officers with total compensation in excess of $100,000 other than the Chief Executive Officer (the "Named Executive Officers") for their services to the Company for the year ended December 31, 1996:

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                    COMPENSATION
                                                                                       AWARDS
                                                  ANNUAL COMPENSATION               ------------
                                       ------------------------------------------    SECURITIES
                                                                     OTHER ANNUAL    UNDERLYING    ALL OTHER
              NAME AND                                                 COMPEN-        OPTIONS/      COMPEN-
         PRINCIPAL POSITION            YEAR   SALARY($)   BONUS($)    SATION($)     SAR'S(#)(1)    SATION($)
-------------------------------------  -----  ---------   --------   ------------   ------------   ---------
Paul W. Mikus........................   1996    97,500       --           --                --        4,818(2)
Chairman, President, Chief Executive
Officer, Chief Financial Officer and
Treasurer
David J. Battles.....................   1996    52,083       --           --           100,000       43,185(3)
Vice President, Sales
Ralph L. Quigley.....................   1996    51,795       --           --            75,000          370(4)
Vice President, Operations

---------------

(1) The Company does not grant Stock Appreciation Rights.

(2) Represents $130 of group term life insurance payments and $4,688 of commissions on sale of a CRYOcare System.

(3) Represents $55 of group term life insurance payments and $43,130 of commissions.

(4) Represents group term life insurance payments.

STOCK OPTIONS

     The following table sets forth information concerning each grant of stock options made during 1996 to each of the Named Executive Officer.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                       POTENTIAL REALIZABLE
                                                                                               VALUE
                                                 INDIVIDUAL GRANTS                       AT ASSUMED ANNUAL
                                ----------------------------------------------------           RATES
                                NUMBER OF     PERCENT OF                                  OF STOCK PRICE
                                  SHARES     TOTAL OPTIONS                                 APPRECIATION
                                UNDERLYING    GRANTED TO      EXERCISE                  FOR OPTION TERM(1)
                                 OPTIONS       EMPLOYEES       PRICE      EXPIRATION   ---------------------
             NAME               GRANTED(2)     IN PERIOD     PER SHARE       DATE         5%          10%
------------------------------  ----------   -------------   ----------   ----------   --------     --------
Paul W. Mikus.................         --           --             --             --         --           --
David J. Battles..............    100,000        19.0%         $ 0.18       02/08/06   $ 11,340     $ 28,620
Ralph L. Quigley..............     75,000        14.3%         $ 3.63       04/17/06   $171,518     $432,878

---------------

(1) The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option.

(2) All options become exercisable upon the merger of the Company with or into another corporation or the sale of substantially all of the Company's assets.

(3) The options vest over a four-year period with 25% on February 9, 1997 and the remaining 75% exercisable in equal monthly installments thereafter over the next three years.

(4) The options vest over a four-year period with 25% on April 18, 1997 and the remaining 75% exercisable in equal monthly installments thereafter over the next three years.

     The following table sets forth the number and value as of December 31, 1996 of shares underlying unexercised options held by each of the Named Executive Officers.

                         FISCAL YEAR-END OPTION VALUES

                                              NUMBER OF SHARES UNDERLYING          VALUE OF UNEXERCISED
                                               UNEXERCISED OPTIONS AS OF        IN THE MONEY OPTIONS AS OF
                                                   DECEMBER 31, 1996              DECEMBER 31, 1996(1)($)
                                             -----------------------------     -----------------------------
                   NAME                      EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
-------------------------------------------  -----------     -------------     -----------     -------------
Paul W. Mikus(2)...........................    125,000          375,000         $ 415,000       $ 1,245,000
David J. Battles(3)........................      6,250          118,750         $  20,750       $   394,250
Ralph L. Quigley(4)........................         --           75,000                --                 0

---------------

(1) Based on the fair market value (computed using the average bid and ask prices quoted on the NASDAQ Electronic Bulletin Board as of December 31, 1996, ($3.50 per share)) less the exercise price payable upon exercise of such options.

(2) The options vest over a four-year period with 25% on December 1, 1996 and the remaining 75% exercisable in equal monthly installments thereafter over the next three years.

(3) 100,000 options vest as set forth above, with the remaining 25,000 options vesting over a four-year period with 25% on December 1, 1996 and the remaining 75% exercisable in equal monthly installments thereafter over the next three years.

(4) All of Mr. Quigley's options were out of the money at December 31, 1996. The exercise price of his 75,000 options was greater than the fair market value of the Company's common stock (as calculated in footnote (1) above) at December 31, 1996.

1995 STOCK PLAN

     On November 1, 1995, ENDOcare adopted the ENDOcare, Inc. 1995 Stock Plan (the "1995 Stock Plan"), a stock incentive plan covering 1,500,000 shares of common stock of ENDOcare which may be awarded in order to attract and retain qualified personnel. The Compensation Committee of the Board of Directors administers the 1995 Stock Plan. Any employee or other person providing services to the Company is eligible to receive awards under the 1995 Stock Plan. Awards available under the 1995 Stock Plan include common stock purchase options and restricted common stock. See "Proposal 2 -- Amendment of 1995 Stock Plan."

INDEMNIFICATION AND EXCULPATION ARRANGEMENTS

     The Restated Certificate of Incorporation of ENDOcare limits the liability of directors to ENDOcare or its stockholders to the fullest extent permitted by the Delaware General Corporation Law (the "DGCL"). Accordingly, pursuant to the provisions of the DGCL presently in effect, directors of ENDOcare will not be personally liable for monetary damages for breach of a director's fiduciary duty as a director, except for liability: (i) for any breach of the director's duty of loyalty to the Company or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the DGCL; or (iv) for any transaction from which the director derived an improper personal benefit. In addition, the bylaws of ENDOcare require ENDOcare to indemnify its directors and officers to the fullest extent permitted by the laws of the State of Delaware.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee, which was established on October 31, 1995, consists of Messrs. Bernardoni and Marinelli, neither of whom was at any time during fiscal 1996 or at any other time an officer or employee of the Company. There are no compensation committee interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers or Board members of such other entities.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board is comprised of Messrs. Bernardoni and Marinelli, two non-employee directors, that administer the Company's executive compensation programs and policies. The Company's executive compensation programs are designed to attract, motivate and retain the executive talent needed to maximize stockholder value in a competitive environment. The programs are intended to support the goal of increasing stockholder value while facilitating the business strategies and long-range plans of the Company.

     The following is the Compensation Committee's report submitted to the Board addressing the compensation of the Company's executive officers for fiscal 1996.

COMPENSATION POLICY AND PHILOSOPHY

     The Company's executive compensation policy is (i) designed to establish an appropriate relationship between executive pay and the Company's annual performance, its long-term growth objectives and its ability to attract and retain qualified executive officers; and (ii) based on the belief that the interests of the executives should be closely aligned with the Company's stockholders. The Compensation Committee attempts to achieve these goals by integrating competitive annual base salaries with financial performance of the stock options through the 1995 Stock Plan. In support of this philosophy, a meaningful portion of many executive's compensation is placed at-risk and linked to the financial performance of the Company. The Compensation Committee believes that cash compensation in the form of salary provides Company executives with short-term rewards for success in operations, and that long-term compensation through the award of stock options encourages growth in management stock ownership which leads to expansion of management's stake in the long-term performance and success of the Company. The Compensation Committee considers all elements of compensation and the compensation policy when determining individual components of pay. The Compensation Committee is responsible to the Board for ensuring that its executive officers are highly qualified and that they are compensated in a manner that furthers the Company's business strategies and which aligns their interests with those of the stockholders.

EXECUTIVE COMPENSATION COMPONENTS

     As discussed below, the Company's executive compensation package is primarily comprised of base salary and stock options. However, for certain executives responsible for sales, such executives are entitled to receive commission payments based on sales of various products for the Company.

     Base Salary. For fiscal 1996, the Compensation Committee approved the base salaries of the executive officers based on salaries paid to executive officers with comparable responsibilities employed by companies with comparable businesses. The Compensation Committee reviews executive officer salaries annually and exercises its judgment based on all the factors described above.

     Stock Options. Stock options encourage and reward effective management which results in long-term corporate financial success, as measured by stock price appreciation. Stock options covering 175,000 shares were granted to the executive officers of the Company and stock options covering 351,000 shares were granted to 12 other employees of the Company during 1996 under the Company's 1995 Stock Plan. The number of options that each executive officer or employee was granted was based primarily on the executive's or employee's ability to influence the Company's long-term growth and profitability. The Compensation Committee believes that option grants afford a desirable long-term compensation method because they closely ally the interests of management with stockholder value and that grants of stock options are the best way to motivate executive officers to improve long-term stock market performance. The vesting provisions of options granted under the 1995 Stock Plan are designed to encourage longevity of employment with the Company and generally extend over a four-year period.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Compensation Committee believes that Paul W. Mikus, the Company's Chief Executive Officer, provides valuable services to the Company and his compensation should therefore be competitive with that paid to executives at comparable companies. Mr. Mikus was granted stock options covering 500,000 shares in 1995 and no additional options were granted to Mr. Mikus in 1996. Mr. Mikus' annual base salary for fiscal 1996 was $97,500. The factors which the Compensation Committee considered in setting his annual base salary were his individual performance while he was President of the Company when it was a division of Medstone and pay practices of peer companies relating to executives of similar responsibility.

INTERNAL REVENUE CODE SECTION 162(M)

     Under Section 162 of the Internal Revenue Code of 1986, as amended (the "Code"), the amount of compensation paid to certain executives that is deductible with respect to the Company's corporate taxes is limited to $1,000,000 annually. It is the current policy of the Compensation Committee to maximize, to the extent reasonably possible, the Company's ability to obtain a corporate tax deduction for compensation paid to executive officers of the Company to the extent consistent with the best interests of the Company and its stockholders.

                                        COMPENSATION COMMITTEE

                                          Peter F. Bernardoni
                                          Kevin Marinelli

                              COMPANY PERFORMANCE

     The following graph shows a comparison of cumulative total returns for the Company, the NASDAQ Stock Market -- U.S. Index and the Hambrecht & Quist Healthcare-Excluding Biotechnology Index for the period during which the Company's Common Stock has been registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The comparison assumes $100 invested on February 20, 1996 in the Common Stock with the reinvestment of all dividends, if any. Total stockholder returns for the prior period is not an indication of future returns.

                COMPARISON OF 10 MONTH CUMULATIVE TOTAL RETURN*
            AMONG ENDOCARE, INC., NASDAQ STOCK MARKET -- U.S. INDEX
       AND THE HAMBRECHT & QUIST HEALTHCARE-EXCLUDING BIOTECHNOLOGY INDEX

                                                                  HAMBRECHT & QUIST
                                                                     HEALTHCARE
      MEASUREMENT PERIOD                         NASDAQ STOCK        EXCLUDING
    (FISCAL YEAR COVERED)          ENDOCARE       MARKET - US      BIOTECHNOLOGY
    ---------------------          --------      ------------     ----------------
2/20/96                               100             100              100
12/31/96                              950             120              107

-------------------
*  Assumes $100 invested on February 20, 1996 in stock or index.
   Total return assumes reinvestment of dividends.
   Fiscal year ending December 31, 1996.

                               CERTAIN TRANSACTIONS

   RELATIONSHIP BETWEEN ENDOCARE AND MEDSTONE AFTER THE DISTRIBUTION

     Prior to 1996, ENDOcare had operated as a division of Medstone International. ENDOcare, Inc. was incorporated as a wholly-owned subsidiary in 1994. Through 1995, the Company relied upon Medstone for financial support and administrative assistance. Since completion of the Distribution at the beginning of 1996, ENDOcare has operated independently from Medstone.

     Prior to the Distribution, ENDOcare and Medstone entered into a Distribution Agreement, a Research and Development Services Agreement, an Administrative Services Agreement and a Contribution Agreement. The full text of these agreements has been filed as exhibits to the Registration Statement at the time of the Distribution.

     During 1996 ENDOcare and Medstone exchanged few services. During the first quarter, Medstone billed ENDOcare approximately $3,000 for administrative services, and ENDOcare billed Medstone approximately $3,000 for engineering and administrative services. Throughout 1996, ENDOcare provided health insurance to its employees through continuation of Medstone's policy. Effective January 1, 1997, ENDOcare is providing its own, independent health insurance.

RELATIONSHIP BETWEEN ENDOCARE AND TECHNOLOGY FUNDING

     Peter F. Bernardoni has served on ENDOcare's Board of Directors since November 1995. He also is a partner of Technology Funding Ltd. and an officer of Technology Funding Inc., a venture capital group. In August 1996 ENDOcare obtained a two year $1,500,000 borrowing facility from four partnerships managed by Technology Funding Inc. The outstanding principal balance of $750,000 was convertible and, at the option of the holders, was converted on January 27, 1997 into 300,000 shares of ENDOcare common stock at a conversion price of $2.50 per share. Interest on the loan had accrued at a rate of 16% per year, and all $50,000 was converted into 20,000 shares on that same date at the same $2.50 per share. Also on January 27, 1997, the four partnerships managed by Technology Funding Inc. received an additional 12,000 shares ($50,250 total market value) to induce conversion at that time. At ENDOcare's election, the remaining borrowing facility was cancelled on that same date. In connection with the loan, on August 26, 1996, the partnerships also received warrants for the purchase of up to 150,000 shares of ENDOcare common stock at any time on or before August 26, 2001, at a price of $3.00 per share, and the partnerships received an origination fee of 10,000 shares of common stock on that same date.

                   PROPOSAL 2 -- AMENDMENT OF 1995 STOCK PLAN

     At the 1997 Annual Meeting, the stockholders will be asked to approve an amendment and restatement of the Company's 1995 Stock Plan (the "1995 Stock Plan"). Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Common Stock present or represented and entitled to vote at the 1997 Annual Meeting. On February 28, 1997, the Board adopted the 1995 Stock Plan. The principal changes are to (1) increase the number of shares of Common Stock available for issuance from 1,500,000 to 2,000,000, (2) comply with Section 162(m) of the Code (imposing a $1,000,000 compensation deduction limitation), and (3) comply with the latest version of Rule 16b-3 under the Exchange Act ("Rule 16b-3").

     The 1995 Stock Plan is summarized below, but this description is subject to and is qualified in its entirety by the full text of the 1995 Stock Plan, which is attached as Appendix 1 to this Proxy Statement.

SUMMARY OF THE 1995 STOCK PLAN

     The purposes of the 1995 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to employees and consultants, and to promote the success of the Company's business.

     Under the 1995 Stock Plan, employees and consultants (collectively referred to as "Participants") providing services to the Company or to its subsidiaries may be granted options (each, an "Option") to purchase shares of Common Stock of the Company. Participants may also be granted rights to purchase shares of Common Stock that are subject to repurchase rights on behalf of the Company ("Restricted Stock Purchase Rights"). The 1995 Stock Plan permits the granting of both Options that qualify for treatment as incentive stock options under
Section 422 of the Code ("Incentive Stock Options"), and/or Options that do not qualify as Incentive Stock Options ("Nonstatutory Stock Options"). Incentive Stock Options may only be granted to employees of the Company.

     The maximum number of shares that can be issued to any Participant under the 1995 Stock Plan in any fiscal year is 100,000 shares; provided, however, that a Participant may be granted an additional 100,000 shares in connection with such Participant's initial employment. In the event of certain changes in the Company's capitalization or structure, an appropriate adjustment shall be made in the number, kind or exercise price of shares as to which Options and Restricted Stock Purchase Rights may thereafter be granted and as to the number of shares covered by unexercised outstanding Options and Restricted Stock Purchase Rights.

     The 1995 Stock Plan is administered by a committee appointed by the Board of Directors ("Committee"). To the extent possible and advisable, the members of the Committee will qualify both as (1) "outside directors" under Section 162(m) of the Code and as (2) "non-employee directors" under Rule 16-3 with respect to grants to individuals subject to those statutory provisions.

     The Committee has the authority, in its discretion, (1) to select the persons to whom Options and Restricted Stock Purchase Rights may be granted and the amount of such grants, (2) to determine the terms and conditions of any such grants, (3) to construe and interpret the terms of the 1995 Stock Plan and the grants under the 1995 Stock Plan, (4) to prescribe, amend and rescind rules and procedures relating to the 1995 Stock Plan, (5) to modify or amend each Option or Restricted Stock Purchase Right, including the authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the 1995 Stock Plan, and (6) to make all other determinations deemed necessary or advisable for administering the 1995 Stock Plan.

     All interpretations of the 1995 Stock Plan by the Committee, and all of its actions hereunder, are binding and conclusive on all persons for all purposes, to the maximum extent permitted by law.

     The purchase price of shares of Common Stock subject to each Option which is intended to qualify as an Incentive Stock Option shall be equal to or greater than the fair market value of such shares (110% of fair market value in the case of a holder of more than 10% of the Common Stock) on the date of grant of such Incentive Stock Option. The purchase price of any Option which does not qualify as an Incentive Stock Option shall be determined by the Committee, but shall not be less than 85% of the fair market value of the Common Stock on the date of the grant. The fair market value of such shares for this purpose is the closing price of the Common Stock on the date of grant.

     Options vest as provided in the stock option agreement between the individual and the Company. In the case of certain events (e.g., the sale of the Company), the Options will automatically fully vest.

     Options granted under the 1995 Stock Plan may be exercised, to the extent vested, by the Participant by payment of the full purchase price therefor in cash, by check, or by surrender of outstanding shares of the Common Stock. Options and Restricted Stock Purchase Agreements are not transferable during the Participant's lifetime, and may be transferred in the event of death only by will or the laws of descent and distribution.

     Each Option shall terminate no later than 10 years (5 years in the case of an Incentive Stock Option issued to a holder of more than 10% of the Common Stock) from the date the Option is granted.

     The 1995 Stock Plan was adopted by the Board of Directors on October 31, 1995. Unless earlier terminated by the Board, the 1995 Stock Plan shall terminate on October 30, 2005. The Board may at any time amend the 1995 Stock Plan. However, no amendment or modification may be adopted without approval of the holder of an Option or Restricted Stock Purchase Agreement that would diminish the Participant's rights under the Option or Restricted Stock Purchase Agreement.

FEDERAL INCOME TAX CONSEQUENCES

     Based on current provisions of the Code and the existing regulations thereunder, the anticipated federal income tax consequences with respect to Options and Restricted Stock Purchase Rights granted under the 1995 Stock Plan are as described below. However, Participants should consult with their own tax advisors with respect to the tax consequences (both state and federal) of participation in the 1995 Stock Plan.

     The 1995 Stock Plan is not a tax-qualified retirement plan under Code
Section 401(a) nor is it subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

     Incentive Stock Options. No taxable income is recognized by a Participant upon the grant or exercise of the Incentive Stock Option. Correspondingly, the Company is not entitled to an income tax deduction as the result of the grant or exercise of an Incentive Stock Option.

     Any gain or loss resulting from the sale of shares of Common Stock acquired upon exercise of an Incentive Stock Option will be long-term capital gain or loss if the sale is made after the later of:

          1. Two years from the date of its grant; or

          2. One year from the date of its exercise ("Exercise Date").

     If the Common Stock is sold prior to the expiration of the holding periods ("Disqualifying Disposition"), the Participant will generally recognize ordinary income in the year of the sale in an amount equal to the difference between the exercise price of the option (the "Option Price") and the fair market value of the shares of Common Stock on the Exercise Date. The Company will be entitled to an income tax deduction equal to the amount taxable to the Participant. Any excess gain recognized by the Participant upon the Disqualifying Disposition will be taxable as a capital gain, either as long-term or shortterm depending upon whether the shares of Common Stock have been held for more than one year prior to the Disqualifying Disposition.

     The amount by which the Fair Market Value (determined on the Exercise Date) of the shares of Common Stock purchased upon the exercise of an Incentive Stock Option exceeds the Option Price constitutes an item of tax preference that may be subject to alternative minimum tax in the year that the Incentive Stock Option is exercised, depending on the facts and circumstances.

     Nonstatutory Stock Options. No taxable income will be recognized by the Participant and the Company will not be entitled to a deduction at the time of the grant of a Nonstatutory Stock Option. Upon the exercise of a Nonstatutory Stock Option, the Participant will recognize ordinary income and the Company will be entitled to an income tax deduction in the amount by which the fair market value of the shares of Common Stock issued to the Participant at the time of the exercise exceeds the Option Price. This income constitutes "wages" with respect to which the Company is required to deduct and withhold federal income tax.

     Upon the subsequent disposition of shares of Common Stock acquired upon the exercise of a Nonstatutory Stock Option, the Participant will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon disposition and the fair market value of the shares on the Exercise Date. If the shares have been held for more than one year at the time of the disposition, the capital gain or loss will be long-term.

     Restricted Stock. A Participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock when it is no longer subject to forfeiture ("Vesting Date") over the amount the Participant paid for it. The Company is entitled to deduct the amount taxable to the Participant. With respect to the sale of the shares, the holding period for determining whether the Participant has long-term or short-term capital gain or loss generally begins on the Vesting Date and the tax basis for the shares will generally be the fair market value of the shares on the Vesting Date.

     However, a Participant may make an election under Section 83(b) of the Code ("Section 83(b) Election") within 30 days of the grant of the Restricted Stock to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of Restricted Stock (determined without regard to the restrictions) over the amount paid by the Participant. If the Participant makes a Section 83(b) Election, his or her holding period commences on the date of grant, and his or her tax basis is the fair market value of shares on the date of the grant. The Company will be entitled to deduct the amount taxable to the Participant. However, if the shares are forfeited, the Participant will not be entitled to a deduction, refund, or loss for the amount previously included in income by reason of the Section 83(b) Election.

     If the amendment and restatement of the 1995 Stock Plan is not approved by stockholders, no future grants will be made to employees who are subject to Code
Section 162(m) and the 1995 Stock Plan will remain in effect as though no amendments had been made to such plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE 1995 STOCK PLAN.

              PROPOSAL 3 -- AMENDMENT OF 1995 DIRECTOR OPTION PLAN

     At the 1997 Annual Meeting, the stockholders will be asked to approve an amendment and restatement of the Company's 1995 Director Option Plan (the "Director Plan"). Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Common Stock present or represented and entitled to vote at the 1997 Annual Meeting. On February 28, 1997, the Board adopted the Director Plan, subject to stockholder approval. The principal changes are to (1) increase the number of shares of Common Stock available for issuance from 100,000 to 150,000 and (2) change the vesting of options granted thereunder.

     The Director Plan is summarized below, but this description is subject to and is qualified in its entirety by the full text of the Director Plan, which is attached as Appendix 2 to this Proxy Statement.

SUMMARY OF THE DIRECTOR PLAN

     The purposes of the Director Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Outside Directors (i.e., directors who are not employees of the Company) and to encourage their continued service on the Board.

     Under the Director Plan, grants may only be made to Outside Directors. No person will have any discretion regarding the grants to Outside Directors, which shall be made on the following terms:

          1. Upon commencement of service as an Outside Director, the individual will receive an option ("Option") to purchase 10,000 shares, which Option is fully vested and exercisable upon the date of grant.

          2. Provided that the individual has served on the Board for at least six months as of that date, the individual shall receive another Option to purchase 5,000 shares of Common Stock of the Company on each January 1, which Option becomes fully vested and exercisable on the first anniversary of the date of its grant.

          3. The exercise price of each Option is equal to the fair market value of the Common Stock on the date of the grant. If the stock markets are not open on that date, the fair market value will be determined as on the next day on which the markets are open. The fair market value of the stock will be its closing price on the day in question.

          4. The term of all Options shall be for ten years.

          5. Options will automatically become fully vested upon the occurrence of certain events (e.g., the sale of the Company).

          6. The Options will not qualify as incentive stock options under Code
     Section 422.

     The maximum number of shares that can be issued under the Director Plan is 150,000. In the event of certain changes in the Company's capitalization or structure, an appropriate adjustment shall be made in the number, kind or exercise price of shares as to which Options may thereafter be granted and as to the outstanding Options.

     Options granted under the Director Plan may be exercised, to the extent vested, by the Outside Director by payment of the full purchase price therefor in cash, by check, or by surrender of outstanding shares of the Common Stock. Options are not transferable during the Outside Director's lifetime, and may be transferred in the event of death only by will or the laws of descent and distribution.

     The Director Plan was adopted by the Board on October 31, 1995. Unless earlier terminated by the Board, the Director Plan shall terminate on October 30, 2005. The Board may at any time amend the Director

Plan. However, no amendment or modification may be adopted without approval of the holder of an Option issued under the Director Plan that would diminish the rights under the Option.

FEDERAL INCOME TAX CONSEQUENCES

     Based on current provisions of the Code and the existing regulations thereunder, the anticipated federal income tax consequences with respect to Options issued under the Director Plan are as described below. However, Outside Directors should consult with their own tax advisors with respect to the tax consequences (both state and federal) of participation in the Director Plan.

     The Director Plan is not a tax-qualified retirement plan under Code Section 401(a) nor is it subject to ERISA.

     No taxable income will be recognized by the Outside Director and the Company will not be entitled to a deduction at the time of the grant of an Option. Upon the exercise of an Option, the Outside Director generally will recognize ordinary income, and the Company will be entitled to an income tax deduction, in the amount by which the fair market value of the shares of Common Stock issued to the Outside Director at the time of the exercise exceeds the exercise price.

     Upon the subsequent disposition of shares of Common Stock acquired upon the exercise of a Nonstatutory Stock Option, the Outside Director will recognize capital gain or loss in an amount equal to the difference between the proceeds received upon disposition and the fair market value of the shares on the date the Option was exercised. If the shares have been held for more than one year at the time of the disposition, the capital gain or loss will be long-term.

     If the amendment and restatement of the Director Plan is not approved by stockholders, then the Director Plan and all outstanding Options will remain in effect as though no amendments had been made to such plan. If the amendment and restatement of the Director Plan is approved, all outstanding options will be treated as if they had been issued under the Director Plan as so amended and restated, and all future grants will conform to the Director Plan as so amended and restated.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE DIRECTOR PLAN.

      PROPOSAL 4 -- ADOPTION OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

     At the 1997 Annual Meeting, the stockholders will be asked to approve the adoption of the Company's Employee Stock Purchase Plan (the "Employee Stock Purchase Plan"). Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Common Stock present or represented and entitled to vote at the 1997 Annual Meeting. On February 28, 1997, the Board adopted the Employee Stock Purchase Plan, subject to stockholder approval. The Employee Stock Purchase Plan is briefly summarized below, but this description is subject to and qualified in its entirety by the full text of the Employee Stock Purchase Plan, which is attached as Appendix 3 to this Proxy Statement.

     The Employee Stock Purchase Plan is intended to qualify under Code Section
423. The effective date of the Employee Stock Purchase Plan is February 28, 1997, and it will terminate ten years thereafter. The purpose of the Employee Stock Plan is to provide employees of the Company with an opportunity to purchase Common Stock from the Company at a discount through accumulated payroll deductions, without being subject to tax until they sell the stock, and without having to pay any brokerage commissions with respect to the purchases.

     Employees of the Company's subsidiaries are also eligible to participate in the Employee Stock Purchase Plan. However, employees who directly or indirectly own five percent (5%) or more of the combined voting power or value of all classes of stock of the Company or of a subsidiary may not participate in the Employee Stock Purchase Plan. Moreover, employees must complete six (6) months of continuous service for the Company to become eligible to participate in the Employee Stock Purchase Plan.

     Employees will be granted the right to purchase Common Stock ("Option") at the end of a fixed period ("Offering Period"). employees can commence participation only on the first day of an Offering Period. There are two Offering Periods each year. The first one commences on the first day on which the Company's stock is traded ("Trading Day") occurring on or after April 1 and ends on the last Trading Day in September. The second Offering Period commences on the first Trading Day occurring on or after October 1 and ends on the last Trading Day in March.

     Employees may not sell or otherwise transfer their Options.

     Prior to the beginning of the Offering Period, employees may elect to contribute amounts to the Employee Stock Purchase Plan to purchase Common Stock by means of payroll withholding in equal amounts over the entire Offering Period. Employees must designate a fixed dollar amount (not a percentage of compensation) which can be decreased but not increased during the Offering Period. The maximum amount of Common Stock an employee can purchase under the Employee Stock Purchase Plan during a calendar year is $25,000. The minimum amount an employee can contribute for a month is fifty dollars ($50).

     The amount to be paid for the Common Stock under the Employee Stock Purchase Plan is the lesser of (a) one hundred percent (100%) of the Fair Market Value of the Common Stock on the first Trading Day of the Offering Period, or
(b) eighty-five percent (85%) of the Fair Market Value of the Common Stock on the last Trading Day of the Offering Period. The Fair Market Value of the Stock is its closing price.

     An employee may elect to terminate his or her contributions to the Employee Stock Purchase Plan at any time prior to the last day of the Offering Period by notifying the Company in writing. An employee's participation in the Employee Stock Purchase Plan will automatically terminate upon ceasing to be an eligible employee. Upon the termination of his or her contributions to the Employee Stock Purchase Plan, all amounts held in the employee's account is refunded to the employee. No interest accrues on employee contributions to the Employee Stock Purchase Plan.

     The maximum number of shares of Common Stock that can be purchased under the Employee Stock Purchase Plan is 250,000, subject to adjustment in certain circumstances. The maximum number of shares that an employee can purchase in a single Offering Period is ten thousand (10,000). The Common Stock issuable under the Employee Stock Purchase Plan may be previously unissued shares or may have been reacquired by the Company in the open market.

     If the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for different securities through a reorganization, recapitalization, reclassification or other similar transaction, a proportionate adjustment will be made in the number, price and kind of shares subject to outstanding Options.

     The Board may at any time amend or terminate the Employee Stock Purchase Plan, except as to outstanding Options. However, any amendment that changes the class of employees who may be participants or the aggregate number of shares that can be granted under the Employee Stock Purchase Plan must be approved by the stockholders of the Company.

     Upon the sale, liquidation, merger, etc. of the Company, all outstanding options shall be automatically exercised immediately before such event.

FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO THE EMPLOYEE STOCK PURCHASE PLAN

     The following discussion of the principal federal income tax considerations is based upon the statutes and regulations existing at the date of this document, both of which are subject to modification at any time. Employees should consult with their own tax advisors with respect to the tax consequences (both state and federal) of the exercise of Options and the sale of Common Stock acquired upon the exercise of Options, as those tax consequences relate to their own particular circumstances.

  Grant and Exercise

     The Employee Stock Purchase Plan is intended to qualify as an "Employee Stock Purchase Plan" within the meaning of Code Section 423. The Employee Stock Purchase Plan is not a tax-qualified retirement plan under Code Section 401(a) nor is it subject to ERISA.

     As an Employee Stock Purchase Plan, employees will not recognize any income either at the time of the grant of the Options or the time of the issuance of the shares of Common Stock upon the exercise of the Options. Correspondingly, the Company will not be entitled to a federal income tax deduction as the result of the grant or the exercise of Options.

  Taxation of Proceeds

     Upon the subsequent sale or other disposition of Common Stock acquired upon the exercise of an Option, an employee will generally recognize long-term capital gain or loss if such sale is made after the later of (1) two years from the first day of the Offering Period or (2) one year from the last day of the Offering Period.

     If the employee sells or otherwise disposes of Common Stock prior to the expiration of the one- and two-year holding periods, the employee will generally recognize ordinary income in the year of sale or other disposition in an amount equal to the excess of (1) the fair market value of the share on the last day of the Offering Period over (2) the exercise price of the Option.

     In the case of a premature disposition that triggers ordinary income, Company will be entitled to a deduction equal to the amount of ordinary income taxable to the employee. Accordingly, the employee is required to notify Company in the event of such a premature disposition.

     If the Employee Stock Purchase Plan is not approved by stockholders, it will terminate and no stock can be purchased under it.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN.

                PROPOSAL 5 -- RATIFICATION OF THE APPOINTMENT OF
                KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS

     The Board has selected KPMG Peat Marwick LLP as independent public accountants to audit the financial statements of the Company for fiscal 1997. KPMG Peat Marwick LLP served as the Company's independent public accountants for fiscal 1996. A member of that firm is expected to be present at the 1997 Annual Meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions. If the stockholders do not ratify the selection of KPMG Peat Marwick LLP, if it should decline to act or otherwise become incapable of acting, or if its employment is discontinued, the Audit Committee will appoint independent public accountants for fiscal 1997. Proxies solicited by the Board will be voted in favor of ratification unless stockholders specify otherwise.

     Ernst & Young LLP was previously the principal accountants for the Company. On April 29, 1996, the Company terminated the appointment of Ernst & Young LLP and engaged KPMG Peat Marwick LLP as the Company's principal accounting firm. Such change was approved by the Company's Board of Directors. There was no disagreement with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to that firm's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements. Ernst & Young LLP's report on the balance sheets as of December 31, 1995 and 1994 and related statements of operations and cash flows for each of the two years in the period ended December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. A copy of the letter to the Securities and Exchange Commission from Ernst & Young LLP, stating that such firm agrees with the statements made by the Company in this paragraph, was attached to the Company's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on April 29, 1996.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR 1997.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors and certain of its officers, and persons who own more than 10% of a registered class of the Company's equity securities (collectively, "Insiders"), to file reports of ownership and changes in ownership with the Commission. Insiders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that (i) each of the directors and executive officers identified in Item 10 above and Ralph Brady and Jacqueline Hibbs (each a former executive officer of the Company) failed to file a Form 3, (ii) Mr. Battles failed to report a grant of an option on a Form 4,
(iii) Ms. Hibbs failed to report one acquisition on a Form 4 (although Ms. Hibbs disclaims beneficial ownership of such shares), and (iv) Mr. Bernardoni did not file a Form 4 for two acquisitions and one sale of ENDOcare's common stock and for one acquisition of warrants (although Mr. Bernardoni disclaims beneficial ownership of such shares). Each of the aforementioned individuals has filed a Form 5 within the required time period to reflect such late filings.

                                 OTHER BUSINESS

     The Company is not aware of any other business to be presented at the 1997 Annual Meeting. All shares represented by Company proxies will be voted in favor of the proposals of the Company described herein unless otherwise indicated on the form of proxy. If any other matters properly come before the meeting, Company proxy holders will vote thereon according to their best judgment.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

     Any stockholder who wishes to present a proposal for action at the 1997 Annual Meeting and who wishes to have it set forth in the corresponding proxy statement and identified in the corresponding form of proxy prepared by management must notify the Company no later than November 5, 1997 in such form as required under the rules and regulations promulgated by the Commission.

                                 ANNUAL REPORTS

     A copy of the 1996 Annual Report to Stockholders (which includes the Company's Annual Report on Form 10-K, as amended) is being mailed to each stockholder of record together with this Proxy Statement. The Company has also filed with the Commission its Annual Report on Form 10-K, and Amendment No. 1 thereto, for the fiscal year ended December 31, 1996. This Report contains information concerning the Company and its operations. A COPY OF THIS REPORT WILL BE FURNISHED TO STOCKHOLDERS WITHOUT CHARGE UPON REQUEST IN WRITING TO CHRISTINE CONCEPCION AT 7 STUDEBAKER, IRVINE, CALIFORNIA 92618. Such reports are not a part of the Company's soliciting material.

                            PROXIES AND SOLICITATION

     Proxies for the 1997 Annual Meeting are being solicited by mail directly and through brokerage and banking institutions. The Company will pay all expenses in connection with the solicitation of proxies. In addition to the use of mails, proxies may be solicited by Directors, officers and regular employees of the Company personally or by telephone. The Company will reimburse banks, brokers custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

     All stockholders are urged to complete, sign and promptly return the enclosed proxy card.

                                          By Order of the Board of Directors

                                          CHRISTINE CONCEPCION
                                          Secretary
Irvine, California
March 6, 1997

                                   APPENDIX-1

                                 ENDOCARE, INC.
                                1995 STOCK PLAN

     1. PURPOSES OF THE PLAN. The purposes of this Stock Plan are to:

          (a) Attract and retain the best available personnel for positions of substantial responsibility,

          (b) Provide additional incentives to Employees and Consultants, and

          (c) Promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Committee at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2. DEFINITIONS. As used herein, the following definitions shall apply:

          (a) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under federal and state corporate and securities laws and the Code.

          (b) "Board" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Committee" means a committee appointed by the Board in accordance with Section 4 of this Plan.

          (e) "Common Stock" means the Common Stock of the Company.

          (f) "Company" means ENDOcare, Inc., a Delaware corporation.

          (g) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

          (h) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of
     (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. If reemployment upon expiration of a leave of absence approved by the Company is not guaranteed by statute or contract, on the ninety-first (91st) day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

          (i) "Director" means a member of the Board.

          (j) "Disability" means total and permanent disability as defined in Code Section 22(e)(3).

          (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is admitted to trading or listed on a national securities exchange, Fair Market Value shall be the last reported sale price regular way, or if no such reported sale takes place on that day, the average of the last reported bid and ask prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed.

                                      A1-1

             (ii) If not admitted to trading or listed on any national securities exchange, Fair Market Value shall be the last sale price on that day of the Common Stock reported on the Nasdaq National Market or the Nasdaq SmallCap Market ("Nasdaq Stock Market") or, if no such reported sale takes place on that day, the average of the closing bid and ask prices on that day.

             (iii) If not included on the Nasdaq Stock Market, Fair Market Value shall be the average of the closing bid and ask prices of the Common Stock on that day reported by the Nasdaq electronic bulletin board, or any comparable system on that day.

             (iv) If the Common Stock is not included on the Nasdaq electronic bulletin board or any comparable system, Fair Market Value shall be the closing bid and ask prices on that day as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

          (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (o) "Nonstatutory Stock Option" means an Option that is not intended to qualify as an Incentive Stock Option.

          (p) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement or Restricted Stock Purchase Agreement (whichever is applicable).

          (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (r) "Option" means a stock option granted pursuant to the Plan.

          (s) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of this Plan.

          (t) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

          (u) "Optionee" means an Employee or Consultant who holds an outstanding Option or Stock Purchase Right.

          (v) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (w) "Plan" means this ENDOcare, Inc. 1995 Stock Plan.

          (x) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of this Plan.

          (y) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to Common Stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of this Plan.

          (z) "Rule 16b-3" means Rule 16b-3 under the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (aa) "Section 16(b)" means Section 16(b) of the Exchange Act.

          (ab) "Share" means a share of the Common Stock.

          (ac) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of this Plan, as evidenced by a Restricted Stock Purchase Agreement.

                                      A1-2

          (ad) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan.

          (a) Subject to the provisions of Section 13 of this Plan, the maximum aggregate number that may be issued under the Plan is two million (2,000,000) Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

          (b) If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

     4. ADMINISTRATION OF THE PLAN.

        (a) Procedure.

             (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to (A) Directors, Officers who are not Directors, and as to (B) Employees who are neither Directors nor Officers.

             (ii) Administration With Respect to Directors and Officers Subject to Section 16(b). With respect to Option or Stock Purchase Right grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan under Rule 16b-3 or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan. Additionally, to the extent possible and advisable, the Committee shall be composed of "Outside Directors" as that term is used in Section 162(m) of the Code.

             (iii) Administration With Respect to Other Persons. With respect to Option or Stock Purchase Right grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

          (b) Powers of the Committee. Subject to the provisions of this Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Committee shall have the authority, in its discretion to:

             (i) Determine the Fair Market Value of the Common Stock in accordance with Section 2(m) of this Plan;

             (ii) Select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

             (iii) Determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

             (iv) Determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                                      A1-3

             (v) Approve forms of agreement for use under the Plan;

             (vi) Determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

             (vii) Construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

             (viii) Prescribe, amend and rescind rules and procedures relating to the Plan;

             (ix) Modify or amend each Option or Stock Purchase Right (subject to the limits of Section 16 of this Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

             (x) Authorize any person to execute on behalf of the Company the Notice of Grant;

             (xi) Determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and

             (xii) Take all other actions deemed necessary or advisable for administering the Plan.

          (c) Effect of Committee's Decision. The Committee's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     5. ELIGIBILITY. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

     6. LIMITATIONS.

          (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

          (c) The following limitations shall apply to grants of Options and Stock Purchase Rights to Participants:

             (i) No Participant shall be granted in any fiscal year of the Company (commencing in fiscal year 1996) Options and Stock Purchase Rights to purchase more than one hundred thousand (100,000) Shares.

             (ii) In connection with his or her initial employment by the Company or a Parent or Subsidiary, a Participant may be granted Options and Stock Purchase Rights to purchase up to an

                                      A1-4
        additional one hundred thousand (100,000) Shares which shall not count against the limit set forth in Subsection (i) immediately above.

             (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13 of this Plan.

          (d) In the event that the date of grant of an Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Option.

     7. TERM OF PLAN. The Plan became effective on October 31, 1995. It shall continue in effect for a term of ten (10) years (October 30, 2005) unless terminated earlier under Section 16 of this Plan. If the number of shares that can be issued under the Plan and/or the class of individuals eligible to receive Incentive Stock Options is changed, stockholder approval must again be obtained.

     8. TERM OF OPTION. The term of each Option shall be stated in the Notice of Grant. However, in the case of an Incentive Stock Option, the term shall be ten
(10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary (determined using the constructive ownership rules of Section 424(d) of the Code), the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

     9. OPTION EXERCISE PRICE AND CONSIDERATION.

          (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Committee, subject to the following limits:

             (i) In the case of an Incentive Stock Option:

                (A) Granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; and

                (B) Granted to any Employee other than an Employee described in Paragraph (A) immediately above, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

             (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Committee, but in any event shall not be less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

          (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Committee shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Committee may specify that an Option may not be exercised until the completion of a service period.

                                      A1-5

          (c) Form of Consideration. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. Such consideration may consist of:

           (i) Cash;

           (ii) Check;

             (iii) Promissory note;

             (iv) Other Shares which (A) have been owned by the Optionee for more than six months on the date of surrender and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

             (v) Delivery of a properly executed exercise notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

             (vi) A reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

             (vii) Any combination of the foregoing methods of payment; or

             (viii) Such other consideration and method of payment for the issuance of Shares selected by the Board of Directors that is permissible under Applicable Law.

     10. EXERCISE OF OPTION.

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Option Agreement.

          (b) An Option may not be exercised for a fraction of a Share.

          (c) An Option shall be deemed exercised when the Company receive (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

          (d) Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (e) Termination of Employment or Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period

                                      A1-6
     of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise all of his or her Option within the time specified in the Option, the Option shall terminate, and the remaining Shares covered by such Option shall revert to the Plan.

          (f) Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, an Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status.

          (g) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise the full amount of his or her Option within the time specified in the Option, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (h) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the full amount of the Option within the time specified in the Option, the Option shall terminate, and the remaining Shares covered by such Option shall revert to the Plan.

     11. STOCK PURCHASE RIGHTS.

          (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Committee determines that it will offer a Stock Purchase Right under the Plan, it shall advise the Optionee in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the Optionee shall be entitled to purchase, the price to be paid, and the time within which the Optionee must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Committee.

          (b) Repurchase Option. Unless the Committee determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Optionee's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the Optionee and may be paid by cancellation of any indebtedness of the Optionee to the Company. The repurchase option shall lapse at the rate set forth in the Restricted Stock Purchase Agreement.

          (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each Optionee.

                                      A1-7

          (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the Optionee shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised.

     12. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.

     13. ADJUSTMENTS

          (a) In the event of any change in the capitalization of the Company affecting its Common Stock (e.g., a stock split, reverse stock split, stock dividend, recapitalization, combination, or reclassification), there shall be an adjustment to:

             (i) The number and/or kind of Shares covered by each outstanding Option or Stock Purchase Right;

             (ii) The aggregate number and/or kind of Shares may be granted under this Plan; and

             (iii) The exercise price per Share in respect of each outstanding Option or Stock Purchase Right.

          (b) The Committee may also make such adjustments in the event of a spin-off or other distribution of Company assets to stockholders (other than normal cash dividends).

     14. EXTRAORDINARY EVENTS

          (a) The Plan as well as each outstanding Option and Stock Purchase Right shall terminate upon the occurrence of any of the following events ("Extraordinary Events"):

             (i) The dissolution, liquidation, or sale of all (or substantially all) of the assets of the Company;

             (ii) Any reorganization, merger, or consolidation in which the Company does not survive;

             (iii) The acquisition by any person or group (as defined in Section 13d of the Exchange Act) of beneficial ownership of more than fifty percent (50%) of the Company Stock; or

             (iv) Any reorganization, merger, or consolidation in which the Company does survive but the Shares outstanding immediately preceding the transaction are converted by virtue of the transaction into other property, whether in the form of securities, cash, or otherwise.

     However, in no case will an Extraordinary Event be deemed to have occurred as a result of a sale of stock to the Company or to a holding company established by the Company.

          (b) If an Extraordinary Event occurs, all Options shall become fully exercisable and all limitations upon Restricted Stock shall terminate. Each Participant shall have the right to exercise any unexpired Option(s) and/or Stock Purchase Right prior to the Extraordinary Event, however, the effectiveness of any such exercise shall be:

           (i) Conditioned upon:

                (A) The Extraordinary Event actually occurring; and

                (B) The Committee's receipt of the notice of exercise within the time period established by the Committee; and

             (ii) Delayed until immediately prior to the Extraordinary Event.

                                      A1-8

     15. DATE OF GRANT. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Committee makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Committee. The Notice of Grant shall be provided to each Optionee within a reasonable time after the date of such grant.

     16. AMENDMENT AND TERMINATION.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan, Option, or Stock Purchase Right shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Committee.

     17. CONDITIONS UPON ISSUANCE OF SHARES.

          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act as well as the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     18. LIABILITY OF COMPANY.

          (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained.

     19. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                                      A1-9

                                   APPENDIX-2

                                 ENDOCARE, INC.
                           1995 DIRECTOR OPTION PLAN

     1. PURPOSES OF THE PLAN. The purposes of this 1995 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined in this Plan) of the Company, to provide additional incentives to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

          All options granted hereunder shall be nonstatutory stock options.

     2. DEFINITIONS. As used herein, the following definitions shall apply:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" means the Common Stock of the Company.

          (d) "Company" means ENDOcare, Inc., a Delaware corporation.

          (e) "Director" means a member of the Board.

          (f) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (h) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is admitted to trading or listed on a national securities exchange, Fair Market Value shall be the last reported sale price regular way, or if no such reported sale takes place on that day, the average of the last reported bid and ask prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed.

             (ii) If not admitted to trading or listed on any national securities exchange, Fair Market Value shall be the last sale price on that day of the Common Stock reported on the Nasdaq National Market or the Nasdaq SmallCap Market ("Nasdaq Stock Market") or, if no such reported sale takes place on that day, the average of the closing bid and ask prices on that day.

             (iii) If not listed on the Nasdaq Stock Market, Fair Market Value shall be the average of the closing bid and ask prices of the Common Stock on that day reported by the Nasdaq electronic bulletin board, or any comparable system on that day.

             (iv) If the Common Stock is not included on the Nasdaq electronic bulletin board or any comparable system, Fair Market Value shall be the closing bid and ask prices on that day as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

          (i) "Inside Director" means a Director who is an Employee.

          (j) "Option" means a stock option granted pursuant to the Plan.

          (k) "Optioned Stock" means the Common Stock subject to an Option.

          (l)  "Optionee" means a Director who holds an Option.

          (m) "Outside Director" means a Director who is not an Employee.

          (n) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (o) "Plan" means this 1995 Director Option Plan.

          (p) "Share" means a share of the Common Stock.

          (q) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                                      A2-1

          (r) "Trading Day" shall mean a day on which national stock exchanges and the NASDAQ Stock Market are open for trading.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of this Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is one hundred fifty thousand (150,000) Shares of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

     4. ADMINISTRATION AND GRANTS OF OPTIONS UNDER THE PLAN. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

          (a) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

          (b) Each Outside Director shall be automatically granted an Option to purchase ten thousand (10,000) Shares (the "First Option") on the date on which the later of the following events occurs: (i) the effective date of this Plan, as determined in accordance with Section 7 of this Plan, or (ii) the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointed by the Board to fill a vacancy. However, an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

          (c) Each Outside Director shall be automatically granted an Option to purchase five thousand (5,000) Shares (a "Subsequent Option") on January 1 of each year provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

          (d) The terms of a First Option granted hereunder shall be as follows:

             (i) The term of the First Option shall be ten (10) years.

             (ii) The First Option shall be exercisable while the Outside Director remains a Director of the Company, and as set forth in Sections 9 and 12 of this Plan.

             (iii) The exercise price per Share shall be one hundred percent (100%) of the Fair Market Value per Share on the date of grant of the First Option. In the event that the date of grant of the First Option is not a Trading Day, the exercise price per Share shall be the Fair Market Value on the next Trading Day immediately following the date of grant of the First Option.

             (iv) The First Option shall be immediately exercisable.

          (e) The terms of a Subsequent Option granted hereunder shall be as follows:

             (i) The term of the Subsequent Option shall be ten (10) years.

             (ii) The Subsequent Option shall be exercisable while the Outside Director remains a Director of the Company, and as set forth in Sections 9 and 12 of this Plan.

             (iii) The exercise price per Share shall be one hundred percent (100%) of the Fair Market Value per Share on the date of grant of the Subsequent Option. In the event that the date of grant of the Subsequent Option is not a Trading Day, the exercise price per Share shall be the Fair Market Value on the next Trading Day immediately following the date of grant of the Subsequent Option.

             (iv) Subject to Section 12 of this Plan, the Subsequent Option shall become fully exercisable on the first anniversary of its date of grant.

          (f) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the number of Shares available under the Plan, then the remaining Shares available for Option grants shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until

                                      A2-2
     such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

          (g) If stockholder approval of this Plan, as amended and restated, is obtained, all outstanding Options will be treated, effective as of the date of such stockholder approval, as if they had been issued under this Plan, as so amended and restated.

     5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 of this Plan.

     6. NO CREATION OF ADDITIONAL RIGHTS. The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

     7. TERM OF PLAN. The Plan became effective on October 31, 1995. It shall continue in effect for a term of ten (10) (October 30, 2005) years unless sooner terminated under Section 13 of this Plan.

     8. FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of:

          (i) Cash;

          (ii) Check;

          (iii) Other Shares which (A) have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          (iv) Delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

          (v) Any combination of the foregoing methods of payment; or

          (vi) Such other consideration and method of payment for the issuance of Shares selected by the Board of Directors that is permissible under Applicable Law.

     9. EXERCISE OF OPTION. Subject to Section 12 of this Plan, the following rules shall apply regarding the exercise of Options.

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted under this Plan shall be exercisable at such times as are set forth in Section 4 of this Plan.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8 of this Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

                                      A2-3

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Continuous Status as a Director. In the event an Optionee's status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, or to the extent that the Optionee does not exercise the full amount of such Option (to the extent otherwise so entitled) within the time specified in the Option, the Option shall terminate.

          (c) Disability of Optionee. In the event Optionee's status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise the full amount of such Option (to the extent otherwise so entitled) within the time specified in the Option, the Option shall terminate.

          (d) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve
     (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, or to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise the full amount of such Option (to the extent otherwise so entitled) within the time specified in the Option, the Option shall terminate.

     10. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. ADJUSTMENTS

          (a) In the event of any change in the capitalization of the Company affecting its Common Stock (e.g., a stock split, reverse stock split, stock dividend, recapitalization, combination, or reclassification), there shall be an adjustment to:

             (i) The number and/or kind of Shares covered by each outstanding Option;

             (ii) The aggregate number and/or kind of Shares may be granted under this Plan; and

             (iii) The exercise price per Share in respect of each outstanding Option.

          (b) The Committee may also make such adjustments in the event of a spin-off or other distribution of Company assets to stockholders (other than normal cash dividends).

     12. EXTRAORDINARY EVENTS

          (a) The Plan and each outstanding Option shall terminate upon the occurrence of any of the following events ("Extraordinary Events"):

             (i) The dissolution, liquidation, or sale of all (or substantially all) of the assets of the Company;

             (ii) Any reorganization, merger, or consolidation in which the Company does not survive;

                                      A2-4

             (iii) The acquisition by any person or group (as defined in Section 13d of the Exchange Act) of beneficial ownership of more than fifty percent (50%) of the Company Stock; or

             (iv) Any reorganization, merger, or consolidation in which the Company does survive but the Shares outstanding immediately preceding the transaction are converted by virtue of the transaction into other property, whether in the form of securities, cash, or otherwise.

     However, in no case will an Extraordinary Event be deemed to have occurred as a result of a sale of stock to the Company or to a holding company established by the Company.

          (b) If an Extraordinary Event occurs, all Options shall become fully exercisable. Each Participant shall have the right to exercise any unexpired Option(s) prior to the Extraordinary Event, however, the effectiveness of any such exercise shall be:

             (i) Conditioned upon:

                (A) The Extraordinary Event actually occurring; and

                (B) The Committee's receipt of the notice of exercise within the time period established by the Committee; and

             (ii) Delayed until immediately prior to the Extraordinary Event.

     13. AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend, or terminate the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent.

     14. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 of this Plan.

     15. CONDITIONS UPON ISSUANCE OF SHARES.

          (a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the previously mentioned relevant provisions of law.

          (c) Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     17. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Committee shall approve.

                                      A2-5

                                   APPENDIX-3

                                 ENDOCARE, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

     The following constitutes the provisions of the Employee Stock Purchase Plan of ENDOcare, Inc.

     1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated Payroll Deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to comply with the requirements of that section of the Code.

     2. DEFINITIONS.

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" shall mean the Common Stock of the Company.

          (d) "Committee" shall mean the person or persons appointed by the Board to administer the Plan.

          (e) "Company" shall mean ENDOcare, Inc. and any Designated Subsidiary of the Company.

          (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion whose employees are eligible to participate in the Plan.

          (g) "Eligible Employee" shall mean any individual who is an employee of the Company or a Designated Subsidiary for employment tax purposes whose customary employment with the Company or a Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or a Designated Subsidiary. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave. The term "Eligible Employee" shall not include any persons who are designated as independent contractors by the Company or by a Designated Subsidiary, notwithstanding any determination to the contrary by the Internal Revenue Service.

          (h) "Enrollment Date" shall mean the first day of each Offering
     Period.

          (i) "Exercise Date" shall mean the last day of each Offering Period.

          (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is admitted to trading or listed on a national securities exchange, Fair Market Value shall be the last reported sale price regular way, or if no such reported sale takes place on that day, the average of the last reported bid and ask prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed.

             (ii) If not admitted to trading or listed on any national securities exchange, Fair Market Value shall be the last sale price on that day of the Common Stock reported on the Nasdaq National Market or the Nasdaq SmallCap Market ("Nasdaq Stock Market") or, if no such reported sale takes place on that day, the average of the closing bid and ask prices on that day.

             (iii) If not listed on the Nasdaq Stock Market, Fair Market Value shall be the average of the closing bid and ask prices of the Common Stock on that day reported by the Nasdaq electronic bulletin board, or any comparable system on that day.

                                      A3-1

             (iv) If the Common Stock is not included in the Nasdaq electronic bulletin board or any comparable system, Fair Market Value shall be the closing bid and ask prices on that day as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

          (k) "Offering Period" shall mean a period of approximately six (6) months, commencing on the first Trading Date occurring on or after April 1 and terminating on the last Trading Day in the period ending the following September 30, or commencing on the first Trading Day occurring on or after October 1 and terminating on the last Trading Day in the period ending the following March 31, during which an Option granted pursuant to the Plan may be exercised. The duration of Offering Periods may be changed pursuant to
     Section 4 of this Plan.

          (l) "Option" shall mean the right granted to an Eligible Employee to purchase stock under this Plan.

          (m) "Participant" shall mean an Eligible Employee who was granted an Option under this Plan.

          (n) "Payroll Deductions" shall mean the contributions made by Participants to the Plan by means of withholdings from their pay.

          (o) "Plan" shall mean this ENDOcare, Inc. Employee Stock Purchase
     Plan.

          (p) "Purchase Price" shall mean an amount equal to one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Exercise Date, whichever is lower.

          (q) "Subscription Agreement" shall mean an agreement entered into by a Participant to have payroll withholdings made to be used to purchase Common Stock under the Plan.

          (r) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (s) "Trading Day" shall mean a day on which national stock exchanges and the NASDAQ Stock Market are open for trading.

                                      A3-2

     3. ELIGIBILITY.

          (a) Any Eligible Employee shall be eligible to participate in the Plan provided (i) he or she has been be employed by the Company or a Designated Subsidiary for six (6) continuous months and (ii) is employed on the relevant Enrollment Date.

          (b) For purposes of the eligibility conditions set forth in Paragraph
     (a) above, the Board of Directors may determine, in its sole discretion, that the employees of any business acquired by the Company ("Acquired Business") may receive credit for their periods of service with the Acquired Business prior to its acquisition by the Company, which discretion need not be exercised in a uniform manner for all acquisitions.

          (c) Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee shall be granted an Option under the Plan to the extent:

             (i) Immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary; or

             (ii) His or her rights to purchase stock under all employee stock purchase plans qualifying under Section 423 that are maintained by the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars $25,000) worth of stock (determined at the Fair Market Value of the shares at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.

     4. OFFERING PERIODS. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after April 1 and October 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 18 of this Plan. The Board shall have the power to change the duration of Offering Periods (including the commencement date thereof) with respect to future offerings without stockholder approval.

     5. PARTICIPATION.

          (a) An Eligible Employee may become a Participant in the Plan by completing a Subscription Agreement and filing it with the Company's payroll office prior to the applicable Enrollment Date.

          (b) Payroll Deductions for a Participant shall commence on the first payroll period ending following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in
     Section 9 of this Plan.

     6. PAYROLL DEDUCTIONS.

          (a) At the time a Participant files his or her Subscription Agreement, he or she shall elect to have Payroll Deductions made on each pay day during the Offering Period in a fixed dollar amount per payroll period, but in no event less than fifty dollars ($50) per month.

          (b) All Payroll Deductions made for a Participant shall be credited to his or her account under the Plan. A Participant may not make any additional payments into such account.

          (c) A Participant may discontinue his or her participation in the Plan as provided in Section 9 of this Plan, or may decrease the rate of his or her Payroll Deductions during the Offering Period by completing and filing with the Company a new Subscription Agreement authorizing a change in Payroll Deduction rate. The Board may, in its discretion, limit the number of contribution rate changes during any Offering Period. The change in rate shall be effective with the first payroll period ending following five (5) business days after the Company's receipt of the new Subscription Agreement unless the Company elects to process a given change in the Participant's contribution rate more quickly. A

                                      A3-3

     Participant's Subscription Agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 9 of this Plan.

     7. GRANT OF OPTION. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an Option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) the number of shares of the Company's Common Stock determined by dividing such Eligible Employee's Payroll Deductions anticipated to be accumulated prior to such Exercise Date by the applicable Purchase Price. However, in no event shall an Eligible Employee be granted an Option to purchase during an Offering Period more than the number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date. Exercise of the Option shall occur as provided in Section 8 of this Plan, unless the Participant has withdrawn from the Plan pursuant to
Section 9 of this Plan. The Option shall expire on the last day of the Offering Period.

     8. EXERCISE OF OPTION. Unless a Participant withdraws as provided in
Section 9 of this Plan, his or her Option shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to Option shall be purchased for such Participant at the applicable Purchase Price with the accumulated Payroll Deductions in his or her account. No fractional shares shall be purchased; any Payroll Deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be retained in the Participant's account for use in the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 9 of this Plan.

     Should the Fair Market Value of the Common Stock drop, the full number of shares that can be purchased with the funds in the Participant's account will be acquired, even if that is more than the number of shares contained in the Participant's Option for that Offering Period. However, in no event may a Participant purchase more than ten thousand (10,000) shares in a single Offering Period.

     9. WITHDRAWAL; TERMINATION OF EMPLOYMENT.

          (a) A Participant may withdraw all (but not less than all) of the Payroll Deductions credited to his or her account and not yet used to exercise his or her Option at any time by giving written notice to the Company in the form prescribed by the Committee. All of the Participant's Payroll Deductions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant's Option for the Offering Period will be automatically terminated, and no further Payroll Deductions for the purchase of shares will be made during the Offering Period. If a Participant withdraws from an Offering Period, Payroll Deductions will not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Company a new Subscription Agreement before that date.

          (b) Upon a Participant's ceasing to be an Eligible Employee for any reason, he or she will be deemed to have elected to withdraw from the Plan as of the date he or she ceases to be an Eligible Employee and the Payroll Deductions credited to such Participant's account during the Offering Period but not yet used to exercise the Option will be returned to such Participant or, in the case of his or her death, to the Participant's estate.

     10. INTEREST. No interest shall accrue on the Payroll Deductions of a Participant in the Plan.

     11. STOCK.

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be two hundred fifty thousand (250,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 16 of this Plan. If, on a given Exercise Date, the number of shares with respect to which Options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase.

          (b) The Participant will have no interest or voting right in shares covered by his or her Option until such Option has been exercised.

                                      A3-4

          (c) Shares acquired on behalf of a Participant will be held in a book entry account maintained by the Company unless the Participant specifically requests in writing the delivery of a stock certificate. If so requested, as promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to such Participant of a certificate representing the shares purchased upon exercise of his or her Option.

          (d) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse, as designated by the Participant.

     12. ADMINISTRATION. The Plan shall be administered by the Committee. The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties.

     13. TRANSFERABILITY. Neither the Payroll Deductions credited to a Participant's account nor any rights with regard to an Option nor the right to receive Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way.

     14. USE OF FUNDS. All Payroll Deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Payroll Deductions.

     15. REPORTS. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of Payroll Deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     16. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. A proportionate adjustment shall be made by the Committee in the number, price, and kind of shares subject to outstanding Options if the outstanding shares of Common Stock are increased, decreased, or exchanged for different securities, through reorganization, recapitalization, reclassification, stock split, stock dividend, or other similar transaction not constituting an Extraordinary Event under Section 17 of this Plan.

     17. EXTRAORDINARY EVENTS.

          (a) The Plan as well as each outstanding Option shall terminate upon the occurrence of any of the following events ("Extraordinary Events"):

             (i) The dissolution, liquidation, or sale of all (or substantially all) of the assets of the Company;

             (ii) Any reorganization, merger, or consolidation in which the Company does not survive;

             (iii) The acquisition by any person or group (as defined in Section 13d of the Securities Exchange Act of 1934, as amended) of beneficial ownership of more than fifty percent (50%) of the Company Stock; or

             (iv) Any reorganization, merger, or consolidation in which the Company does survive but the shares of Company Stock outstanding immediately preceding the transaction are converted by virtue of the transaction into other property, whether in the form of securities, cash, or otherwise.

     However, in no case will an Extraordinary Event be deemed to have occurred as a result of a sale of stock to the Company or to a holding company established by the Company.

          (b) All Options shall be automatically exercised immediately preceding the Extraordinary Event. In such an event, the Fair Market Value of the Common Stock on that date for purposes of Section 2(p) of this Plan shall be deemed to be the consideration paid for the Common Stock in the transaction.

                                      A3-5

     18. AMENDMENT OR TERMINATION.

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. No such amendment or termination can adversely affect Options previously granted without the consent of the Participants, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date (including by acceleration of the Exercise Date).

          (b) Notwithstanding anything in this Plan to the contrary, the Board (or the Committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections and unpaid leaves of absence, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board (or the Committee) determines in its sole discretion advisable which are consistent with the Plan.

     19. NOTICE OF DISQUALIFYING DISPOSITION. A Participant must notify the Company if the Participant disposes of stock acquired pursuant to the Plan prior to the expiration of the holding periods required to qualify for long-term capital gains treatment on the sale.

     20. NOTICES. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof. All notices or other communications from the Company to a Participant under or in connection with the Plan shall be deemed to have been received by the Participant three (3) days after the date when it is deposited in the United States Mail with postage prepaid, addressed to the Participant at his last address of record with the Committee.

     21. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     22. INDEMNIFICATION.

          (a) To the maximum extent permitted by law, the Company will indemnify each member of the Board of Directors and of the Committee as well as any other employee with duties under the Plan against liabilities and expenses (including any amount paid in settlement or by reason of a judgment) reasonably incurred by him or her in connection with any claims against him or her by reason of the performance of his or her duties under the Plan.

          (b) This indemnity will not apply if the individual acted fraudulently or in bad faith in the performance of his or her duties relating to the Plan or fails to assist the Company in defending against the claim.

          (c) The Company will have the right to select counsel and to control the prosecution or defense of the suit.

          (d) The Company will not be required to indemnify a person for any amount incurred through any settlement unless the Company consents in writing to the settlement.

                                      A3-6

     23. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company within twelve (12) months of its adoption in accordance with the rules under Code Section 423. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated under Section 18 of this Plan. If the Plan is not approved by the Stockholders within that time period, the Plan and all Options will terminate and all contributions will be refunded to the Participants. The approval by the Stockholders must relate to:

          (a) The class of individuals who may be Participants; and

          (b) The aggregate number of shares to be granted under the Plan.

     If either of those items are changed, the approval of the Stockholders must again be obtained.

                                      A3-7

                                   APPENDIX-4
                                 FORM OF PROXY

                                     PROXY

                                 ENDOCARE, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints Paul W. Mikus and Christine Concepcion, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of ENDOcare, Inc. (the "Company") held of record by the undersigned as of March 3, 1997, the record date with respect to this solicitation, at the Annual Meeting of Stockholders of the Company to be held at 7 Studebaker, Irvine, California 92618, beginning at 11:00 a.m., Pacific Time, on Thursday, March 27, 1997, and at any adjournments thereof, upon the following matters:

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. ELECTION OF DIRECTORS

   [ ] FOR all nominees listed below (except    [ ] WITHHOLD AUTHORITY
       as noted below)                              to vote for all nominees listed below

  (Instructions: To withhold authority to vote for any nominee, line through or otherwise strike out the nominee's name below.)

      Paul W. Mikus          Peter F. Bernardoni          Kevin Marinelli

2. APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S 1995 STOCK PLAN WHICH PRINCIPAL CHANGES ARE TO AUTHORIZE AND RESERVE FOR ISSUANCE THEREUNDER AN ADDITIONAL 500,000 SHARES OF COMMON STOCK AND TO PUT SUCH PLAN INTO COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE, AS DESCRIBED IN THE PROXY STATEMENT.

                 [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

3. APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S 1995 DIRECTOR OPTION PLAN WHICH PRINCIPAL CHANGES ARE TO AUTHORIZE AND RESERVE FOR ISSUANCE UPON EXERCISE OF OPTIONS GRANTED THEREUNDER AN ADDITIONAL 50,000 SHARES OF COMMON STOCK AND TO CHANGE THE VESTING OF OPTIONS GRANTED THEREUNDER, AS DESCRIBED IN THE PROXY STATEMENT.

4. ADOPTION OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN.

                 [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

5. RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                 [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

6. OTHER MATTERS

     In their discretion, Paul W. Mikus and Christine Concepcion are authorized to vote upon such other business as may properly come before the meeting.

                                      A4-1

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5 ABOVE. IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.

                                         Dated                          , 1997
                                                ------------------------

                                         --------------------------------------
                                                       (Signature)

                                         --------------------------------------
                                                       (Signature)

                                          Please sign exactly as your name
                                          appears hereon. Joint owners should
                                          each sign. When signing as attorney,
                                          executor, administrator, trustee,
                                          guardian or corporate officer, please
                                          give full title as such.

                                          The signer hereby revokes all proxies
                                          heretofore given by the signor to vote
                                          at said meeting or any adjournments
                                          thereof.

                                      A4-2